    Morgan Stanley Institutional Fund Trust Core Plus Fixed Income Portfolio
                          Item 77(O) 10F-3 Transactions
                       April 1, 2006 - September 30, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Hewlet  5/23/    -     $100.0 $1,000,  2,390,    0.24%  0.10%   Credit  Credit
  t-      06             0    000,000    000                    Suisse  Suisse
Packar                                                            ,
 d Co.                                                          Merril
 5.34%                                                            l
5/22/2                                                          Lynch
  009                                                           & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                HSBC,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Lehman
                                                                Brothe
  CVS   8/10/    -     $99.82 $1,500,  1,120,    0.08%  0.04%    rs,    Lehman
Corpor    06                  000,000    000                     Banc   Brothe
 ation                                                            of      rs
Senior                                                          Americ
 Note                                                             a
 5.75%                                                          Securi
                                                                 ties
                                                                 LLC,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,B
                                                                 B&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                DAIWA
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties